Exhibit 99.2
              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------


                                                                      December 31,       December 31,
                                                                          2004               2003
                                                                      ------------      ------------
                                                                           (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                           $    46,989       $    36,721
  Restricted cash - LMP costs                                                -               93,630
  Special deposits                                                         66,292            86,636
  Investments in securitizable assets                                     139,391           166,465
  Receivables, net                                                        771,257           704,893
  Unbilled revenues                                                       144,438           125,881
  Taxes receivable                                                         61,337              -
  Fuel, materials and supplies, at average cost                           185,180           146,611
  Derivative assets                                                        81,567           116,997
  Prepayments and other                                                   154,395            62,316
                                                                      -----------       -----------
                                                                        1,650,846         1,540,150
                                                                      -----------       -----------

Property, Plant and Equipment:
  Electric utility                                                      5,918,539         5,465,854
  Gas utility                                                             786,545           743,990
  Competitive energy                                                      918,183           885,953
  Other                                                                   241,190           221,986
                                                                      -----------       -----------
                                                                        7,864,457         7,317,783
    Less: Accumulated depreciation                                      2,382,927         2,244,263
                                                                      -----------       -----------
                                                                        5,481,530         5,073,520
  Construction work in progress                                           382,631           356,396
                                                                      -----------       -----------
                                                                        5,864,161         5,429,916
                                                                      -----------       -----------

Deferred Debits and Other Assets:
  Regulatory assets                                                     2,733,862         2,974,022
  Goodwill                                                                319,986           319,986
  Purchased intangible assets, net                                         19,361            22,956
  Prepaid pension                                                         352,750           360,706
  Prior spent nuclear fuel trust                                           49,296              -
  Derivative assets                                                       198,769           132,812
  Other                                                                   454,708           455,338
                                                                      -----------       -----------
                                                                        4,128,732         4,265,820
                                                                      -----------       -----------


Total Assets                                                          $11,643,739       $11,235,886
                                                                      ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Exhibit 99.2

              Northeast Utilities and Subsidiaries
              ------------------------------------
                 Consolidated Balance Sheets
                 ---------------------------

                                                                      December 31,      December 31,
                                                                          2004              2003
                                                                      ------------      ------------
                                                                          (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                              $   180,000       $   105,000
  Long-term debt - current portion                                         90,759            64,936
  Accounts payable                                                        825,247           729,328
  Accrued taxes                                                              -               50,134
  Accrued interest                                                         49,449            41,653
  Derivative liabilities                                                  130,275            51,810
  Counterparty deposits                                                    57,650            46,496
  Other                                                                   213,278           202,582
                                                                      -----------       -----------
                                                                        1,546,658         1,291,939
                                                                      -----------       -----------
Rate Reduction Bonds                                                    1,546,490         1,729,960
                                                                      -----------       -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                     1,451,064         1,287,354
  Accumulated deferred investment tax credits                              99,124           102,652
  Deferred contractual obligations                                        413,056           469,218
  Regulatory liabilities                                                1,057,830         1,164,786
  Derivative liabilities                                                   58,737            61,495
  Other                                                                   267,895           266,831
                                                                      -----------       -----------
                                                                        3,347,706         3,352,336
                                                                      -----------       -----------

Capitalization:
  Long-Term Debt                                                        2,789,974         2,481,331
                                                                      -----------       -----------

  Preferred Stock of Subsidiary - Non-Redeemable                          116,200           116,200
                                                                      -----------       -----------

  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 151,230,981 shares issued
    and 129,034,442 shares outstanding in 2004 and
    150,398,403 shares issued and 127,695,999 shares
    outstanding in 2003                                                   756,155           751,992
   Capital surplus, paid in                                             1,116,106         1,108,924
   Deferred contribution plan - employee stock
    ownership plan                                                        (60,547)          (73,694)
   Retained earnings                                                      845,343           808,932
   Accumulated other comprehensive (loss)/income                           (1,220)           25,991
   Treasury stock, 19,580,065 shares in 2004
     and 19,518,023 shares in 2003                                       (359,126)         (358,025)
                                                                      -----------       -----------
  Common Shareholders' Equity                                           2,296,711         2,264,120
                                                                      -----------       -----------
Total Capitalization                                                    5,202,885         4,861,651
                                                                      -----------       -----------

Total Liabilities and Capitalization                                  $11,643,739       $11,235,886
                                                                      ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Exhibit 99.2

       Northeast Utilities and Subsidiaries
       ------------------------------------
       Consolidated Statements of Income
       ---------------------------------

                                                                                   Three Months Ended
                                                                                      December 31,
                                                                              ---------------------------
                                                                                 2004            2003
                                                                              -----------    ------------
                                                                              (Thousands of Dollars,
                                                                               Except Share Information)
Operating Revenues                                                           $ 1,655,761       $ 1,514,818
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  1,034,350           968,886
    Other                                                                        286,187           266,210
  Maintenance                                                                     37,256            49,974
  Depreciation                                                                    57,489            53,344
  Amortization                                                                    38,214            52,095
  Amortization of rate reduction bonds                                            40,336            37,940
  Taxes other than income taxes                                                   53,524            54,069
                                                                             -----------       -----------
       Total operating expenses                                                1,547,356         1,482,518
                                                                             -----------       -----------
Operating Income                                                                 108,405            32,300
Interest Expense:
  Interest on long-term debt                                                      38,177            32,763
  Interest on rate reduction bonds                                                23,715            26,271
  Other interest                                                                   2,232               905
                                                                             -----------       -----------
        Interest expense, net                                                     64,124            59,939
                                                                             -----------       -----------
Other Income/(Loss), Net                                                           1,748            (6,443)
                                                                             -----------       -----------
Income/(Loss) Before Income Tax Expense/(Benefit)                                 46,029           (34,082)
Income Tax Expense/(Benefit)                                                      11,577           (25,572)
                                                                             -----------       -----------
Income/(Loss)/Before Preferred Dividends of Subsidiary                            34,452            (8,510)
Preferred Dividends of Subsidiary                                                  1,390             1,390
                                                                             -----------       -----------
Income/(Loss) Before Cumulative Effect of Accounting Change                       33,062            (9,900)
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -                -
                                                                             -----------       -----------
Net Income/(Loss)                                                            $    33,062       $    (9,900)
                                                                             ===========       ===========

Fully Diluted Earnings/(Loss) Per Common Share:
  Income/(Loss) Before Cumulative Effect of Accounting Change                $      0.26       $     (0.08)
  Cumulative effect of accounting change,
    net of tax benefit                                                               -                 -
                                                                             -----------       -----------
Fully Diluted Earnings/(Loss) Per Common Share                               $      0.26       $     (0.08)
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,889,049       127,768,667
                                                                             ===========       ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                                                                  Twelve Months Ended
                                                                                      December 31,
                                                                              ---------------------------
                                                                                 2004            2003
                                                                              -----------    ------------
                                                                              (Thousands of Dollars,
                                                                               Except Share Information)
Operating Revenues                                                           $ 6,686,699       $ 6,069,156
                                                                             -----------       -----------

Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                                  4,231,192         3,735,154
    Other                                                                      1,084,235           938,645
  Maintenance                                                                    188,111           189,084
  Depreciation                                                                   224,855           204,388
  Amortization                                                                   138,271           191,805
  Amortization of rate reduction bonds                                           164,915           153,172
  Taxes other than income taxes                                                  242,168           232,672
                                                                             -----------       -----------
       Total operating expenses                                                6,273,747         5,644,920
                                                                             -----------       -----------
Operating Income                                                                 412,952           424,236
Interest Expense:
  Interest on long-term debt                                                     139,853           126,259
  Interest on rate reduction bonds                                                98,899           108,359
  Other interest                                                                  14,762            11,740
                                                                             -----------       -----------
        Interest expense, net                                                    253,514           246,358
                                                                             -----------       -----------
Other Income/(Loss), Net                                                          14,465              (435)
                                                                             -----------       -----------
Income/(Loss) Before Income Tax Expense/(Benefit)                                173,903           177,443
Income Tax Expense/(Benefit)                                                      51,756            50,732
                                                                             -----------       -----------
Income/(Loss)/Before Preferred Dividends of Subsidiary                           122,147           126,711
Preferred Dividends of Subsidiary                                                  5,559             5,559
                                                                             -----------       -----------
Income/(Loss) Before Cumulative Effect of Accounting Change                      116,588           121,152
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                                       -              (4,741)
                                                                             -----------       -----------
Net Income/(Loss)                                                            $   116,588       $   116,411
                                                                             ===========       ===========

Fully Diluted Earnings/(Loss) Per Common Share:
  Income/(Loss) Before Cumulative Effect of Accounting Change                $      0.91       $      0.95
  Cumulative effect of accounting change,
    net of tax benefit                                                               -               (0.04)
                                                                             -----------       -----------
Fully Diluted Earnings/(Loss) Per Common Share                               $      0.91       $      0.91
                                                                             ===========       ===========

Fully Diluted Common Shares Outstanding (average)                            128,396,076       127,240,724
                                                                             ===========       ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Exhibit 99.2

                 Northeast Utilities and Subsidiaries
                 ------------------------------------
                Consolidated Statements of Cash Flows
                -------------------------------------


                                                                                   Twelve Months Ended
                                                                                       December 31,
                                                                              ----------------------------
                                                                                 2004            2003
                                                                              -----------    -------------
                                                                                 (Thousands of Dollars)
Operating Activities:
  Income before preferred dividends of subsidiaries                           $  122,147      $  126,711
  Adjustments to reconcile to net cash flows
   provided by operating activities:
    Depreciation                                                                 224,855         204,388
    Deferred income taxes and investment tax credits, net                        111,710        (134,604)
    Amortization                                                                 138,271         191,805
    Amortization of rate reduction bonds                                         164,915         153,172
    (Deferral)/amortization of recoverable energy costs                          (22,751)         20,486
    Decrease/(increase) in prepaid pension                                        10,556         (16,416)
    Cumulative effect of accounting change                                           -            (4,741)
    Regulatory (refunds)/overrecoveries                                         (174,815)        287,974
    Other sources of cash                                                         29,007          79,250
    Other uses of cash                                                           (55,175)       (304,331)
  Changes in current assets and liabilities:
    Restricted cash - LMP costs                                                   93,630         (93,630)
    Receivables and unbilled revenues, net                                       (84,922)         62,551
    Fuel, materials and supplies                                                 (38,569)        (26,758)
    Investments in securitizable assets                                           27,074          12,443
    Other current assets                                                        (112,653)         41,197
    Accounts payable                                                              95,919         (30,001)
    Accrued taxes                                                                (50,134)        (84,371)
    Other current liabilities                                                    120,257          87,972
                                                                              ----------        ---------
Net cash flows provided by operating activities                                  599,322         573,097
                                                                              ----------        ---------

Investing Activities:
  Investments in property and plant:
    Electric, gas and other utility plant                                       (603,900)        (547,651)
    Competitive energy assets                                                    (35,100)         (17,707)
                                                                              ----------        ---------
  Cash flows used for investments in property and plant                         (639,000)        (565,358)
  Buyout/buydown of IPP contracts                                                    -            (20,437)
  Investment in prior spent nuclear fuel trust                                   (49,296)             -
  CVEC acqusition special deposits                                                   -            (30,104)
  Other investment activities                                                    (44,108)          37,098
                                                                              ----------        ---------
Net cash flows used in investing activities                                     (732,404)        (578,801)
                                                                              ----------        ---------

Financing Activities:
  Issuance of common shares                                                       10,937           13,654
  Repurchase of common shares                                                        -            (20,537)
  Issuance of long-term debt                                                     512,762          268,368
  Issuance of rate reduction bonds                                                   -                -
  Retirement of rate reduction bonds                                            (183,470)        (169,352)
  Increase in short-term debt                                                     75,000           49,000
  Reacquisitions and retirements of long-term debt                              (185,011)         (65,600)
  Cash dividends on preferred stock of subsidiaries                               (5,559)          (5,559)
  Cash dividends on common shares                                                (80,177)         (73,090)
  Other financing activities                                                      (1,132)          (4,792)
                                                                              ----------        ---------
Net cash flows provided by/(used in) financing activities                        143,350           (7,908)
                                                                              ----------        ---------
Net increase in cash and cash equivalents                                         10,268          (13,612)
Cash and cash equivalents - beginning of period                                   36,721           50,333
                                                                              ----------        ---------
Cash and cash equivalents - end of period                                     $   46,989        $  36,721
                                                                              ==========        =========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.